                                                                    Exhibit 25.1

                         ----------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                   ----------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305 (b) (2)_

                                   ----------

                       IBJ SCHRODER BANK & TRUST COMPANY
              (Exact name of trustee as specified in its charter)

     New York                                             13-5375195
(State of Incorporation                                 (I.R.S. Employer
if not a U.S. national bank)                            Identification No.)

One State Street, New York, New York                      10004
(Address of principal executive offices)                (Zip code)

                  Thomas McCutcheon, Assistant Vice President
                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                                 (212) 858-2000
           (Name, Address and Telephone Number of Agent for Service)

                           HOST MARRIOTT CORPORATION
              (Exact name of obligor as specified in its charter)


     Delaware                                             53-00895950
(State or jurisdiction of                               (I.R.S. Employer
incorporation or organization)                          Identification No.)


10400 Fernwood Road
Bethesda, MD                                            20817-1109
(Address of principal executive office)                 (Zip code)


              6 3/4 % Convertible Subordinated Debentures Due 2026
              ------

                        (Title of Indenture Securities)
                      -----------------------------------

                                   Exhibit 6

                              CONSENT OF TRUSTEE


          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Host Marriott Corporation, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                        IBJ SCHRODER BANK & TRUST COMPANY


                                        By: /s/ Thomas McCutcheon
                                            -----------------------------------
                                            Thomas McCutcheon
                                            Assistant Vice President





          Dated: January 10, 1997